(i)  EXHIBIT 99.1


     A.   Certification Required by 18 U.S.C. Sec. 1350

     B.   (Section 906 of the Sarbanes-Oxley Act of 2002)



     In connection with the filing by Lucas Educational Systems, Inc. (the "Company") of the Quarterly Report on Form 10-Q for the period ending September 30, 2002 (the "Report"), each of the undersigned hereby certifies:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and



2. The information contained in the Report fairly presents, in all material respects, the financial respects, the financial condition and results of operations of the Company.









                                                     /s/Kevin B. Halter
                                                    ----------------------------
                                                    President



                                                     /s/Kevin Halter, Jr.
                                                    ----------------------------
                                                    Principal Accounting Officer